SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported):  January 24, 2000

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                     47-0210602
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                    80021
(Address of principal executive offices)                     (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)




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Item 5.  Other Events

     On January 24, 2000, the registrant held a conference entitled "Silicon Economics II: Supply o Demand & Disaggregation." Attached to this filing as
Exhibit 99.1 are the slides presented at that conference. Exhibit 99.1 is hereby incorporated herein by reference as if set forth in full herein.

Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of business acquired

         None

     (b) Pro forma financial information

         None

     (c) Exhibits

     99.1 Slides presented at "Silicon Economics II: Supply o Demand & Disaggregation" by the registrant on January 24, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Level 3 Communications, Inc.

February 7, 2000                     By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Vice President



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